Exhibit 99.1

                     CERTIFICATION OF CHIEF EXECUTIVE OFFICER

  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

    The undersigned executive officer of Jacksonville Bancorp, Inc., (the "Registrant") hereby certifies that the Registrant's Form 10-Q for the nine months ended June 30, 2002 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                                   /s/ Jerry M. Chancellor
                                   --------------------------------------------
                                   Name: Jerry M. Chancellor
                                   Title: President and Chief Executive Officer

Date: August 7, 2002






























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